SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]  Confidential, for use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              Quitman Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]         No fee required
  [ ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
              0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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






                          [HOLDING COMPANY LETTERHEAD]








December 30, 1998

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Quitman Bancorp, Inc., I cordially invite you to attend the 1999 annual meeting of stockholders to be held at Brooks County Library, 404 Talokas Road, Quitman, Georgia, on Wednesday, January 27, 1999 at 11:00 a.m. The attached Notice of Annual Meeting of Stockholders and proxy statement describe the formal business to be transacted at the meeting. During the meeting, I will also report on the operations of the company. Directors and officers of the company will be present to respond to your questions.

         The matters to be considered by stockholders at the meeting are described in the accompanying material. The Board of Directors has determined that the matters to be considered at the meeting are in the best interest of the company and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend. YOUR VOTE IS VERY IMPORTANT.

                                    Sincerely,


                                    /s/Melvin E. Plair
                                    --------------------------------------------
                                    Melvin E. Plair
                                    President and Chief Executive Officer

--------------------------------------------------------------------------------
                              QUITMAN BANCORP, INC.
                             100 WEST SCREVEN STREET
                             QUITMAN, GEORGIA 31643
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 27, 1999
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Meeting") of Quitman Bancorp, Inc. (the "Company"), will be held at Brooks County Library, 404 Tallokas Road, Quitman, Georgia, at 11:00 a.m., local time, on Wednesday, January 27, 1999.

         The Meeting is for the purpose of considering and acting upon the following matters:

               1.   The election of six directors of the Company;

               2. The ratification of Stewart, Fowler & Stalvey, P.C. as independent auditors of Quitman Bancorp, Inc. for the fiscal year ending September 30, 1999; and

               3. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting is held. Stockholders of record at the close of business on December 16, 1998, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.


                                      BY ORDER OF THE BOARD OF DIRECTORS



                                      W.B. HOWELL
                                      SECRETARY

Quitman, Georgia
December 30, 1998

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                              QUITMAN BANCORP, INC.
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 27, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board of Directors" or the "Board") of Quitman Bancorp, Inc. (the "Company"), the holding company of Quitman Federal Savings Bank (the "Bank"), to be used at the 1999 Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at Brooks County Library, 404 Tallokas Road, Quitman, Georgia on Wednesday, January 27, 1999, at 11:00 a.m., local time. The accompanying Notice of Meeting and this proxy statement are being first mailed to stockholders on or about December 30, 1998.

         At the Meeting, stockholders will consider and vote upon (i) the election of six directors and (ii) the ratification of Stewart, Fowler & Stalvey, P.C. as independent auditors of the Company for the fiscal year ending September 30, 1999. The Board of Directors of the Company knows of no additional matters that will be presented for consideration at the Meeting.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies may revoke them at any time prior to the Meeting. Unless revoked, the shares represented by proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below and "For" the other listed proposal. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

Voting Securities

         Stockholders of record as of the close of business on December 16, 1998 (the "Record Date") are entitled to one vote for each share of common stock of the Company ("Common Stock") then held. As of the Record Date, the Company had 661,250 shares of Common Stock issued and outstanding.

         The articles of incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Until April 2, 2003, no person shall directly or indirectly offer to acquire or acquire the beneficial ownership of more than 10% of any class of an equity security of the Company. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or his or her affiliates or associates (as defined in the Articles of

Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include any other shares of voting stock which may be issuable either immediately or at some future date pursuant to any agreement, arrangement, or understanding or upon exercise of conversion rights, exchange rights, warrants, options, or otherwise.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes to constitute a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for the nominees being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast, without respect to either (i) Broker Non-votes (shares for which a broker indicates on the proxy that it does not have discretionary authority to vote on a matter) or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

         Concerning all matters that may properly come before the Meeting, including the ratification of auditors, by checking the appropriate box, a stockholder may; (i) vote "FOR" the item, or (ii) vote "AGAINST" the item, or
(iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("1934 Act"). Based upon such reports and information provided by the Company's transfer agent, the following table sets forth, as of the Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock and as to the Common Stock beneficially owned by executive officers and directors of the Company as a group. Management knows of no persons, other than those set forth below, who owned more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                            Percent of Shares of
                                                      Amount and Nature of      Common Stock
Name and Address of Beneficial Owner                  Beneficial Ownership      Outstanding
------------------------------------                  -------------------       -----------

Salem Investment Counselors, Inc.                         63,300(1)                9.6%
480 Shepard Street, Suite 200
Winston Salem, North Carolina 27103

Quitman Federal Savings Bank Employee Stock               52,900(2)                8.0%
Ownership Plan ("ESOP"),
100 West Screven Street
Quitman, Georgia 31643

Tontine Financial Partners, L.P.                          65,300(3)                9.9%
31 West 52nd Street, 17th Floor
New York, New York 10019

All Directors and Executive Officers as a Group           48,134(4)                7.3%
(7 persons)

----------------------------------
(1) Number of shares is based on a Schedule 13G filed with the Securities and Exchange Commission ("SEC") on April 23, 1998 on behalf of the named entity.
(2) The ESOP purchased such shares for the exclusive benefit of plan employee participants with borrowed funds. These shares are being allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. Unallocated shares are held in a suspense account. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and allocated shares for which no timely direction is received will be voted as directed by the ESOP Committee or the Board.
(3) Number of shares is based on a Schedule 13D filed with the SEC on April 16, 1998 on behalf of the named entity, Tontine Management, L.L.C. and Jeffrey
     L. Gendell.
(4) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated. Excludes shares held by the ESOP that are not allocated to these individuals.

--------------------------------------------------------------------------------
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of its Common Stock.

         Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 1998 fiscal year.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of six initial members. The Articles of Incorporation provide that at the first annual meeting of stockholders, directors of Class I shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting, and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting. As a result, two directors will be elected at the Meeting to serve for one-year terms, as noted below; two directors will be elected to serve for two-year terms, as noted below; and two directors will be elected to serve for three-year terms, as noted below.

         Claude R. Butler and Walter B. Holwell have both been nominated by the Board of Directors to serve for a one-year term. Daniel M. Mitchell, Jr. and John W. Romine have both been nominated to serve for a two-year term. Robert L. Cunningham, III and Melvin E. Plair have both been nominated to serve for a three-year term. All nominees are currently members of the Board of Directors. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitutes as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason any of the nominees might be unavailable to serve.

         The following table sets forth the nominees, their names, ages, the year they first became a director of the Bank, the expiration date of their current term as a director of the Bank, and the number and percentage of shares of the Common Stock beneficially owned. Each nominee is also a director of the Bank.


                                                                               Shares of
                                   Age at               Year First           Common Stock        Percent
                               September 30,            Elected or           Beneficially           of
Name                                1998               Appointed(1)          Owned (2)(3)          Class
----                               ------              ------------          ------------        -------

                              BOARD NOMINEES FOR TERM TO EXPIRE IN 2000

Claude R. Butler                     60                    1980                 10,000             1.5%
Walter B. Holwell                    42                    1988                  6,000(4)          1.0%

                              BOARD NOMINEES FOR TERM TO EXPIRE IN 2001

Daniel M. Mitchell, Jr.              48                    1986                 10,000(4)          1.5%
John W. Romine                       51                    1987                  7,600             1.1%

                              BOARD NOMINEES FOR TERM TO EXPIRE IN 2002

Robert L. Cunningham, III            42                    1985                  9,999             1.5%
Melvin E. Plair                      61                    1997                  1,875             0.3%


--------------
(1) Refers to the year the individual first became a director of the Bank. All directors of the Bank as of December 1997 became initial directors of the Company when it was incorporated in December 1997.
(2) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(3)  Beneficial ownership as of the Record Date.
(4) Excludes 52,900 shares of Common Stock held by the Quitman Federal Savings Bank Employee Stock Ownership Plan for which such person serves as plan trustee and exercises shared voting and investment power. Shares which are unallocated to participating employees (52,900 shares) and shares for which no voting directions are received are voted by the plan trustee as directed by the ESOP Committee or the Board. Once allocated to participant accounts, such Common Stock will be voted by the plan trustee as directed by the plan participant as the beneficial owner of such Common Stock. The plan trustee acts as a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The individuals serving as plan trustee disclaim beneficial ownership of stock held under the ESOP for which they serve as plan trustee.

         The principal occupation of, and other information about, each director and executive officer of the Company is set forth below as of September 30, 1998. All directors and executive officers have held their present positions for five years unless otherwise stated.

         Claude R. Butler is a pork producer in Brooks County. He was elected to the Board of Directors in 1980, and has served as Chairman since 1987. Mr. Butler is also a Brooks County Commissioner, and was Chairman of the Brooks County Commission in 1996.

         Robert L. Cunningham, III is the corporate secretary and treasurer of R.L. Cunningham & Sons, Inc., a peanut warehouse and peanut seed business. Mr. Cunningham has served as a director of the Savings Bank since 1985, and as Vice Chairman since 1987.

         Walter B. Holwell is the sole proprietor of Holwell & Holwell, Inc., an insurance enterprise. Mr. Holwell has served on the board of directors since 1988. Active in the community, Mr. Holwell was President of the Brooks County Chamber of Commerce from 1992 to 1993. He was President of Brooks Co. Athletic Boosters. Mr. Holwell is Secretary of Brooks Co. Industrial Authority.

         Daniel M. Mitchell, Jr. is an attorney with a practice in Quitman. He has served as a director of the Savings Bank since 1986. Mr. Mitchell is a Deacon of the First Baptist Church of Quitman and is Trustee of Westbrook School in Dixie, Georgia.

         John W. Romine is President and 100% stockholder of Romine Furniture Co., Inc., a retail furniture store. Mr. Romine has been a Director of the Savings Bank since 1987.

         Melvin E. Plair is the President and Chief Executive Officer ("CEO") of the Savings Bank. He has served in this capacity since 1993. Prior to that, Mr. Plair was a loan officer for the Savings Bank. Mr. Plair became a director of the Savings Bank and QBI in December 1997. Mr. Plair has been a director of both the Brooks County and the South Georgia Chambers of Commerce for the past four years, and has also been a director of the South Georgia Area Bankers Association for four years.

         Peggy L. Forgione, age 47, has been the Vice President since January 1993 and Controller of the Savings Bank since January 1987. She has served the Savings Bank since 1982, and also holds the position of Officer in Charge of Operations. Ms. Forgione was also a director of the Brooks County Chamber of Commerce until 1994.

Meetings and Committees of the Board of Directors

         The board of directors conducts its business through meetings of the board and through activities of its committees. During the year ended September 30, 1998, the board of directors held eight regular meetings and five special meetings. Additionally, the full board, functioning as the Executive Committee meets weekly to review loan applications and to consider related business. No director attended fewer than 75% of the total meetings of the board of directors and committees on which such director served during this time period.

--------------------------------------------------------------------------------
                      DIRECTOR AND EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Each director is paid monthly. Total aggregate fees paid to the directors of the Bank for the year ended September 30, 1998 were $55,500. Each director is paid a monthly fee of $750 and the Chairman of the Board is paid a monthly fee of $875. No additional fees are paid for committee meetings. The Company does not pay fees to its directors.

Executive Compensation

         Summary Compensation Table. The following table sets forth for the fiscal years ended September 30, 1998, 1997 and 1996, certain information as to the total remuneration received by Melvin E. Plair, the President and the Chief Executive Officer of the Company. No other executive officer of the Company during such periods received total cash compensation in excess of $100,000.


                                    Annual Compensation                                Long Term Compensation
                                    -------------------                                ----------------------
                                                                                             Awards
                                                                                             ------
           (a)               (b)           (c)           (d)               (e)                 (f)
Name and Principal         Fiscal                                     Other Annual          All Other
Position                    Year         Salary        Bonus         Compensation(1)     Compensation(2)
-----------------------     ----         ------        -----         ---------------     ---------------
Melvin E. Plair             1998        $58,500       $12,000           $ 9,000           $   --
President and CEO           1997        $54,000       $ 8,400           $    --           $3,431


----------------
(1) For fiscal year 1998, other annual compensation included director's fees of $9,000.
(2) Includes Company's contribution to individual's account under a 401(k) Plan of $0 and $3,431 during the fiscal years ended September 30, 1998 and 1997, respectively.


Benefits

         Long Term Incentive Plans. The Company does not presently sponsor any long-term incentive plans nor did it make any awards or payouts under such plans during the fiscal year ended September 30, 1998.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors and employees. The loans were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features, except that the Bank charges an interest rate that is two percent above its cost of funds and the Bank may waive loan fees. That interest rate and the waiver of loan fees are not available to the Bank's other borrowers. All loans by the Bank to its directors and executive officers are subject to regulations of the Office of Thrift Supervision ("OTS") restricting loans and other transactions with affiliated persons of the Bank. In addition, loans to an affiliate must be approved in advance by a disinterested majority of the Board of Directors or be within other guidelines established as a result of OTS regulations. Set forth below is information about these loans to the Bank's executive officers and directors and members of their immediate family where the aggregate balance of loans or lines of credit exceeded $60,000 at any time during the fiscal years ended September 30, 1998 or 1997.

                                                                                          Highest Balance
                                                        Date            Original            During 1998            Interest
Name of Officer or Director      Loan Type           Originated        Loan Amount          Fiscal Year           Rate Paid
---------------------------      ---------           ----------        -----------          -----------           ---------
Melvin E. Plair (President)      real estate       3/28/97              $ 86,006              $  85,179              7.30%
                                 vehicle           1/31/97                 8,200                  7,900              7.80
                                 real estate       8/16/94                 8,852                  7,876              7.95
                                 consumer          6/30/97                 4,800                  4,800              8.09

Claude R. Butler (Chairman)      real estate       3/4/97                 80,000                 80,000              7.31

W. B. Holwell (Director)         real estate       5/14/93                13,550                 10,282              8.81
                                 real estate       8/19/97               220,516                219,319              8.45
                                 consumer          6/27/97                 4,506                  3,189              9.00



--------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         Stewart, Fowler & Stalvey, P.C. was the Company's independent public accountant for the 1998 fiscal year. The Board of Directors intends to renew the Company's arrangement with Stewart, Fowler & Stalvey, P.C. for the 1999 fiscal year, subject to ratification by the Company's stockholders. A representative of Stewart, Fowler & Stalvey, P.C. is expected to be present at the Meeting.

         Ratification   of  the   appointment  of  the  auditors   requires  the
affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Stewart, Fowler & Stalvey, P.C. as the Company's auditors for the 1999 fiscal year.

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                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies. If the Company did not have notice of a matter by December 21, 1998, it is expected that the persons named in the accompanying proxy will exercise discretionary authority when voting on that matter.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's 1999 Annual Report to Stockholders has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of the Company.

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                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy material for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 100 West Screven Street, Quitman, Georgia 31643, no later than September 1, 1999.

         In the event the Company receives notice of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Company's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company's main office by October 31, 1999.

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                                   FORM 10-KSB
--------------------------------------------------------------------------------

         A copy of the Company's annual report on Form 10-KSB for the fiscal year ended September 30, 1998 will be furnished without charge to stockholders as of the record date upon written request to the Secretary, Quitman Bancorp, Inc., 100 West Screven Street, Quitman, Georgia 31643.


                                              BY ORDER OF THE BOARD OF DIRECTORS




Quitman, Georgia
December 30, 1998

--------------------------------------------------------------------------------
                              QUITMAN BANCORP, INC.
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 27, 1999
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Quitman Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders (the "Meeting"), to be held at Brooks County Library, 404 Tallokas Road, Quitman, Georgia on Wednesday, January 27, 1999, at 11:00 a.m., local time and at any and all adjournments thereof, in the following manner:

                                                     FOR   WITHHELD
                                                     ---   --------

1.        The election as director of the nominees
          listed below with terms expiring during
          the year shown (except as marked to the
          contrary below):                           |_|     |_|

          Claude R. Butler (2000)
          Walter B. Holwell (2000)
          Daniel M. Mitchell, Jr. (2001)
          John W. Romine (2001)
          Robert L. Cunningham, III (2002)
          Melvin E. Plair (2002)

INSTRUCTIONS: To withhold your vote for any nominee, write the nominee's name on the line provided below.



                                                     FOR   AGAINST    ABSTAIN
                                                     ---   -------    -------
2.        The  ratification of Stewart,  Fowler &
          Stalvey,  P.C., as independent auditors
          of Quitman Bancorp, Inc., for the
          fiscal year ending September 30, 1999.     |_|     |_|        |_|

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" all of the above listed propositions.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of an annual report, a Notice of Annual Meeting of Stockholders and a proxy statement dated December 30, 1998.


                                              Please check here if you
Dated:                  , 199            |_|  plan to attend the Meeting.
       -----------------     ----


----------------------------------       ---------------------------------------
PRINT NAME OF STOCKHOLDER                PRINT NAME OF STOCKHOLDER


----------------------------------       ---------------------------------------
SIGNATURE OF STOCKHOLDER                 SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------